MAY 22, 2026
SUPPLEMENT TO
HARTFORD LOW DURATION HIGH INCOME FUND SUMMARY PROSPECTUS
DATED FEBRUARY 27, 2026
This Supplement contains new and additional information and should be read in connection with your Summary Prospectus.
(A) Effective July 31, 2026, the name, investment objective, principal investment strategy, principal risks, portfolio managers and performance index of the Hartford Low Duration High Income Fund (the “Fund”) will change. Accordingly, effective July 31, 2026, the following changes are being made to the above referenced Summary Prospectus:
(1) The Fund’s name will change to Hartford Hybrid and Credit Opportunities Fund. As a result, the reference to Hartford Low Duration High Income Fund in the above referenced Summary Prospectus will be deleted and replaced with Hartford Hybrid and Credit Opportunities Fund (formerly, Hartford Low Duration High Income Fund).
(2) Under the heading “Investment Objective” in the above referenced Summary Prospectus, the section entitled “Investment Objective” will be deleted in its entirety and replaced with the following to reflect the Fund’s new investment objective:
INVESTMENT OBJECTIVE. The Fund seeks to provide long-term total return and current income.
(3) Under the heading “Principal Investment Strategy” in the above referenced Summary Prospectus, the section entitled “Principal Investment Strategy” will be deleted in its entirety and replaced with the following to reflect the Fund’s revised principal investment strategy:
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to achieve its investment objective by primarily investing in hybrid capital securities and other credit-related instruments of corporate issuers globally that the sub-adviser, Wellington Management Company LLP (“Wellington Management”), considers to be attractive from a total return and current income perspective. The Fund normally invests at least 80% in a combination of hybrid capital securities and other credit-related instruments. Hybrid capital securities and other credit related instruments include, but are not limited to, traditional preferred securities, trust preferred securities, floating rate preferred securities, convertible securities (including contingent convertible securities (“CoCos”) and additional tier 1 instruments)), junior subordinated debt, corporate bonds, bank loans and loan participation interests, fixed-income securities issued by foreign governments (including quasi-sovereign debt), and U.S. government and U.S. government agency securities. The Fund may invest in certain restricted securities, such as securities that are only eligible for resale pursuant to Rule 144A, and securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S.
The Fund may use derivatives such as futures, options, currency forwards and/or swaps to manage portfolio risk, to efficiently obtain exposure to hybrid capital securities and/or other credit-related instruments and for other investment purposes. The Fund may use futures to equitize cash.
The Fund may engage in active and frequent trading of portfolio securities in seeking to achieve its investment objective. Wellington Management will tactically shift the Fund’s holdings and asset allocations as appropriate based on market conditions and its view of investment opportunities across the capital structure of the global corporate universe. Wellington Management focuses on the hybrid and fixed income portion of the capital structure. The Fund uses both a top-down and bottom-up security selection approach. The Fund may invest in securities of any maturity or duration. The Fund normally invests in both investment grade securities and non-investment grade securities (also known as “junk bonds”). As part of the investment process, Wellington Management uses a thematic approach to seek to identify attractive investment opportunities.
The Fund’s investment manager, Hartford Funds Management Company, LLC, may seek to manage distributions throughout the year to help reduce fluctuations in monthly dividends.
(4) Under the heading “Principal Risks” in the above referenced Summary Prospectus, the following changes will be made to reflect the revised principal risks of the Fund:
(a) “Mortgage-Related and Asset-Backed Securities Risk,” “Collateralized Loan Obligations Risk,” “To Be Announced (TBA) Transactions Risk,” “Credit Risk Transfer Securities Risk” and “Convertible Securities Risk” will be deleted in their entirety;
(b) The following principal risks will be added after “Market Risk:”

Preferred and Other Hybrid Securities Risk –  Preferred and other hybrid securities may be subject to greater credit risk and other risks than more senior debt instruments. Preferred and other hybrid securities are also subject to risks related to limited or no voting rights, deferred and omitted distributions, interest rate risk, liquidity risk, regulatory or tax changes, volatility risk, and optional or mandatory redemption provisions. When debt obligations are prepaid or when securities are redeemed, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss. Investments in preferred and other hybrid securities may also be subject to extension risk (the risk that a rise in interest rates or credit spreads will extend the life of a security to a date later than the anticipated repayment date, causing the value of the investment to decrease). Trust preferred securities are issued by a special purpose trust that holds the subordinated debt of a company and, as such, are subject to the risks associated with such debt obligation. The market for trust preferred securities may be more volatile than those of conventional debt securities and there can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as the Fund, to sell its holdings.
Convertible Securities Risk –  Convertible securities are subject to certain risks of both equity and debt securities. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. As the market price of underlying common stock declines below the conversion price, the market value of the convertible security tends to be increasingly influenced by its yield.
CoCos and additional tier 1 instruments are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” In certain circumstances, the principal of CoCos and additional tier 1 instruments may be written down to zero even when the underlying equity may retain value. The value of CoCos and additional tier 1 instruments is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos and additional tier 1 instruments; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general. Investments in CoCos and additional tier 1 instruments may be considered speculative.
Distribution Risk –  The Fund is not designed to provide a predictable level of dividend income. The income payable on the Fund’s investments in general and the availability of investment opportunities varies based on market conditions. In addition, the Fund may not be effective in identifying income producing securities and managing distributions; as a result, the level of dividend income will fluctuate. The Fund’s investments are subject to various risks including the risk that the counterparty will not pay income when due which may adversely impact the level and volatility of dividend income paid by the Fund. The Fund does not guarantee that distributions will always be paid or that such dividends will not fluctuate.
(c) The following principal risk will be added after “Swaps Risk:”
Forward Currency Contracts Risk –  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. While forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities, they do allow the Fund to establish a fixed rate of exchange for a future point in time. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. The Fund could also lose money when the contract is settled. The Fund’s gains from its positions in forward foreign currency contracts may accelerate and/or recharacterize the Fund’s income or gains and its distributions to shareholders as ordinary income. The Fund’s losses from such positions may also recharacterize the Fund’s income and its distributions to shareholders and may cause a return of capital to Fund shareholders. Such acceleration or recharacterization could affect an investor’s tax liability.
(5) Under the heading “Past Performance” in the above referenced Summary Prospectus, the third bullet point will be deleted and replaced with the following:
●
Reflect the Fund’s performance when it pursued different investment objectives and principal investment strategies prior to July 31, 2026
(6) Under the heading “Past Performance –  Average Annual Total Returns” in the above referenced Summary Prospectus, the following will be added to the end of the section:
The Fund changed its performance index from the ICE BofA 1-3 Year BB-B US Cash Pay High Yield Index to the ICE BofA US All Capital Securities Index because the Fund’s investment manager believes that the new performance index better reflects the Fund’s revised investment strategy.

(7) Under the heading “Management” in the above referenced Summary Prospectus, the portfolio management table will be deleted in its entirety and replaced with the following:
Portfolio Manager	Title	Involved with Fund Since
Noah C. Atlas, CFA	Managing Director and Fixed Income Portfolio Manager	July 2026
(B) Subject to approval by the Board of Directors of The Hartford Mutual Funds, Inc. (the “Board of Directors”), Management anticipates converting the Hartford Low Duration High Income Fund into a newly created exchange traded fund (“New ETF”) in the first quarter 2027 (the “Conversion”). It is anticipated that the Conversion will not require shareholder approval. If the Conversion is approved by the Board of Directors, a combined information statement/prospectus that will be included in a registration statement on Form N-14 will be filed with the U.S. Securities and Exchange Commission (the “SEC”). After the registration statement is filed with the SEC, it may be amended or withdrawn and the combined information statement/prospectus will not be distributed to shareholders unless and until the registration statement becomes effective. Investors are urged to read the materials and any other relevant documents when they become available because they will contain important information about the Conversion. After they are filed, free copies of the materials will be available on the SEC’s website at www.sec.gov. These materials also will be available by calling 1-888-843-7824. This communication is for informational purposes only and does not constitute an offer to sell shares of the New ETF. No offer of securities of the New ETF will be made except pursuant to a prospectus meeting the requirements of Section 10 of the Securities Act of 1933.
To implement the change in investment strategy, it is expected that the Fund will sell the portfolio securities that it currently holds and purchase securities selected by the sub-adviser in accordance with the revised investment strategy. As with any disposition of portfolio securities, these transactions may result in transaction costs and may cause the Fund to realize capital gains, which may increase capital gain distributions to shareholders. Please consult your financial professional or tax advisor for information regarding the tax consequences, if any, applicable to your investment in the Fund.
This Supplement should be retained with your Summary Prospectus for future reference.
HV-7790
May 2026